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                        GUARANTY OF RECOURSE OBLIGATIONS

                  This GUARANTY OF RECOURSE OBLIGATIONS, is made as of February 13, 2004 (this AGREEMENT), by ALEXANDER'S INC., a Delaware corporation (GUARANTOR), having an address for notice purposes c/o 888 Seventh Avenue, New York, New York 10019, to and for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, the LENDER), having an office at 60 Wall Street, New York, New York 10005.

                              W I T N E S S E T H:

                  WHEREAS, 731 Office One LLC (BORROWER) is the owner of a fee simple interest in the real property commonly known as Office Unit 1 and Office Unit 2 of the Beacon Court Condominium located at 731 Lexington Avenue, New York, New York;

                  WHEREAS, on the date hereof, in accordance with the terms of a Loan and Security Agreement, dated as of the date hereof (as the same may be amended and supplemented from time to time, the LOAN AGREEMENT), between Lender, as lender, and Borrower, as borrower, Lender is making a loan to Borrower in the principal amount of $400,000,000 (the LOAN), which Loan is evidenced by that certain Amended, Restated and Consolidated Note, dated as of the date hereof (as the same may be amended, substituted, replaced, exchanged and supplemented from time to time, the NOTE), made by and between Borrower and Lender and secured by that certain Amended, Restated and Consolidated Mortgage, Security Agreement, Financing Statement and Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (as the same may be amended and supplemented from time to time, the SECURITY INSTRUMENT), by and between Borrower and Lender and the other Loan Documents (as defined in the Loan Agreement);

                  WHEREAS, Guarantor is an affiliate of Borrower and will derive substantial benefit from the Loan;

                  WHEREAS, as a condition to making the Loan, Lender has required Guarantor to deliver this Agreement for the benefit of Lender;

                  WHEREAS, the forgoing recitals are intended to form an integral part of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

                  Section 1. Definitions. Capitalized terms used herein and not defined shall have the meaning provided in the Note or in the Loan Agreement if no definition is provided in the Note.

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                  Section 2. Guaranty. Guarantor hereby absolutely and
unconditionally guarantees to Lender the prompt and unconditional payment of all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to the following (collectively, the GUARANTEED OBLIGATIONS):

                           (a) any Losses incurred by or on behalf of Lender by reason of the fraudulent acts of Borrower or any Affiliate of Borrower;

                           (b) Proceeds which Borrower or any Affiliate of Borrower has received and intentionally misapplied (it being agreed that Borrower shall not be deemed to have misapplied Proceeds unless same are received by Borrower and not paid to Lender, in a circumstance in which Lender is expressly entitled to receive same from Borrower pursuant to the terms of the Loan Agreement or any of the Loan Documents to be applied toward payment of the Indebtedness, or used for the repair or replacement of the Property in accordance with the provisions of the Loan Agreement);

                           (c) all Losses incurred by Lender and arising from (i) any intentional misrepresentation of Borrower or any Affiliate of Borrower and/or (ii) Borrower's failure, after the occurrence of a Casualty Event, to cause Guarantor to deliver the Completion Guaranty to Lender in accordance with the terms and time periods set forth in
         Section 6.2.4 of the Loan Agreement, including, without limitation, any Losses incurred by or on behalf of Lender as a result of Lender's failure to make any Proceeds available to Borrower to restore the Property;

                           (d) any misappropriation of Rents or security deposits by Borrower or any Affiliate of Borrower;

                           (e) any Losses incurred by or on behalf of Lender by reason of all or any part of the Property or the Account Collateral being encumbered by a Lien (other than the Loan Agreement and the Security Instrument) in violation of the Loan Documents;

                           (f)      after the occurrence and during the
         continuance of an Event of Default, any Rents, issues, profits and/or income collected by Borrower or any Affiliate of Borrower (other than Rent sent to the Collection Account or paid directly to Lender pursuant to any notice of direction delivered to tenants of the Property) and not applied to payment of the Obligations or used to pay normal and verifiable Operating Expenses of the Property or otherwise applied in a manner permitted under the Loan Documents;

                           (g) any Losses incurred by or on behalf of Lender by reason of physical damage to the Property from intentional waste committed by Borrower or any Affiliate of Borrower;

                           (h) any Losses incurred by or on behalf of Lender by reason of the intentional failure of Borrower to comply with any of the provisions of Article XII of the Loan Agreement;

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                           (i)      any Losses incurred by or on behalf of
         Lender by reason of the occurrence of any of the following events:

         (1) Borrower fails to comply with the material Single Purpose Entity requirements of the Loan Agreement (other than solely clause (xvii) of the definition of "Single Purpose Entity" set forth in the Loan Agreement); (2) Borrower fails to comply with any of the provisions of
         Section 8.1 and/or Section 8.5 of the Loan Agreement; (3) Borrower files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (4) an Affiliate, officer, director, or representative which controls, directly or indirectly, Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person; (5) Borrower files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any Person; (6) any Affiliate, officer, director, or representative which controls Borrower consents to or acquiesces in or joins in any application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any portion of the Property; or (7) Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due;

                           (j) any Losses incurred by or on behalf of Lender as a result of (i) the failure of any or all of Borrower, any its Affiliates and/or any other owner of the Upper Option Space and/or Lower Option Space (as each such term is defined in the Bloomberg Lease) (other then Lender or any Affiliate of Lender), to comply with the terms of Article 36 (Option Space) of the Bloomberg Lease (or, following a foreclosure of the lien secured by the Security Instrument or a deed in lieu of foreclosure, Lender's inability to comply with the terms of Article 36 of the Bloomberg Lease as a result of such Person's failure to comply with the terms of such Article) (an EXPANSION SPACE DEFAULT), (ii) the exercise of any rights that Bloomberg may have as a result of any Expansion Space Default (whether pursuant to the Bloomberg Lease, at law or in equity), including, without limitation, any rights to set off any payments required under the Bloomberg Lease and/or (iii) paying any amount or performing any obligation with respect to the Upper Option Space and/or Lower Option Space after the occurrence of an Expansion Space Default;

                           (k) any Losses incurred by or on behalf of Lender as a result of the failure by Borrower and/or any of its Affiliates to comply in any respect with the terms of Section 15 of the Security Instrument; and/or

                           (l) reasonable attorneys' fees and expenses incurred by Lender in connection with any successful suit filed on account of any of the foregoing clauses (a) through (k).

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                  The term "Losses" means any and all losses, damages, costs, expenses, liabilities, claims or other obligations reasonably incurred by Lender (including reasonable attorneys' fees and costs but excluding any punitive damages and lost profits).

                  Notwithstanding anything to the contrary in the Loan Agreement, the Note or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Indebtedness or to require that all collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents.

                  Section 3. Guaranty of Payment. This Agreement is a guaranty of payment and not merely a guaranty of collection and upon any failure of Borrower to pay the Guaranteed Obligations under the Note, Lender may, at its option, proceed directly and at once, without notice to Borrower, against Guarantor to collect and recover the full amount of the liability to pay the Guaranteed Obligations hereunder or any portion thereof, without proceeding against Borrower or any other Person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the collateral that is security for the Loan.

                  Section 4. Continuing Guaranty. This is a continuing guaranty and the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, including, without limitation, following a foreclosure of the lien secured by the Security Instrument or a deed in lieu of foreclosure, without regard to the validity, regularity or enforceability of the Note, the Loan Agreement, the Security Instrument or any other Loan Document, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

                  Section 5. Obligations Deferred. Any indebtedness of Borrower to Guarantor now or hereafter existing, including, without limitation, any rights to subrogation which Guarantor may have as a result of any payment by Guarantor under this Agreement, together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Guaranteed Obligations. Until payment in full of the principal, interest, Yield Maintenance Premium (if applicable) and the Liquidated Damages Amount (if applicable) payable by Borrower pursuant to the terms of the Note, including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. In no event shall "indebtedness" of the Borrower to Guarantor include normal and customary member distributions that Guarantor is entitled to receive pursuant to the terms of Borrower's operating agreement provided such distributions are not evidenced by a note or similar debt document.

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                  Section 6. Expenses. Guarantor agrees that, promptly after notice or demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all reasonable out of pocket expenses, including, without limitation, reasonable counsel fees and disbursements, incurred by Lender in connection with the collection of the Guaranteed Obligations or any portion thereof.

                  Section 7. Waivers.

                           (a)      Guarantor hereby waives notice of the
acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, except as otherwise required hereunder.

                           (b)      Guarantor agrees that the validity of this
Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of (i) the assertion by Lender of any rights or remedies which it may have under or with respect to any of the Note, the Loan Agreement, the Security Instrument or any other Loan Documents against any Person obligated thereunder; (ii) any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby;
(iii) the release or exchange of any property or interest covered by the Loan Agreement or the Security Instrument or any other collateral for the Loan; (iv) Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy which Lender may have hereunder or in respect to this Agreement; (v) the commencement of a case under the Bankruptcy Code by or against any Person obligated under the Note, Loan Agreement, the Security Instrument or any other Loan Document; (vi) any payment made on the Guaranteed Obligations or any other indebtedness arising under the Note, the Loan Agreement, the Security Instrument or any other Loan Document, whether made by Borrower or Guarantor or any other Person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Guaranteed Obligations, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Guaranteed Obligations due and payable on the happening of any default or event by which under the terms of the Note, the Loan Agreement the Security Instrument or any other Loan Document, the Guaranteed Obligations shall become due and payable then Lender may, as against Guarantor, declare the Guaranteed Obligations to be due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

                           (c)      This Agreement shall remain and continue in
full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, the Security Instrument or any other Loan Document and Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Loan Agreement or the Security Instrument or other such collateral, and that other indulgences or forbearance

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may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

                           (d)      Guarantor hereby waives the pleading of any
statute of limitations as a defense to the obligation hereunder.

                  Section 8. Miscellaneous.

                           (a)      Marshalling. GUARANTOR WAIVES ANY RIGHT OR
CLAIM OF RIGHT TO CAUSE A MARSHALLING OF BORROWER'S ASSETS OR TO CAUSE LENDER TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER OR TO PROCEED AGAINST GUARANTOR IN ANY PARTICULAR ORDER. GUARANTOR AGREES THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE AND PAYABLE TEN (10) DAYS AFTER DEMAND. EXCEPT AS PERMITTED PURSUANT TO SECTION 5 HEREOF, GUARANTOR EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO GUARANTOR.

                           (b)      Joint and Several Obligation. If Guarantor
consists of more than one Person or entity, each shall be jointly and severally liable to perform the obligations of Guarantor hereunder. Any one of Borrower or one or more parties constituting Guarantor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

                           (c)      Further Assurances. Guarantor shall execute
and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement, to protect and further the validity, priority and enforceability of this Agreement or otherwise carry out the purposes of this Agreement and the transactions contemplated thereunder.

                           (d)      Notices. All notices, consents, approvals
and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section and given at least twenty (20) days prior to the effective date of such change of address).

If to Guarantor:                    Alexander's Inc.
                                    888 Seventh Avenue

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                                    New York, New York 10019
                                    Attention: Wendy Silverstein
                                    Facsimile: (212) 894-7073
                                    Confirmation No.: (212) 894-7000

with a copy to:                     Proskauer Rose LLP
                                    1585 Broadway
                                    New York, New York 10036-8299
                                    Attention: Ronald D. Sernau, Esq.
                                    Facsimile: (212) 969 2900
                                    Confirmation No.: (212) 969-3000

If to Lender:                       German American Capital Corporation
                                    60 Wall Street
                                    New York, New York  10005
                                    Attention: Eric Schwartz and General Counsel
                                    Facsimile: (212) 250-7210
                                    Confirmation No.: (212) 250-2500

with a copy
to the Servicer:                    GMAC Commercial Mortgage Corporation
                                    200 Witmer Road
                                    Horsham, Pennsylvania 19044
                                    Attention: Managing Director, Global
                                    Facsimile: (215).328.3478
                                    Confirmation No.: 215.328.1030

and copy to:                        Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, NY 10036
                                    Attention: Harvey R. Uris, Esq.
                                    Facsimile: (212) 735-2000
                                    Confirmation No.: (212) 735-3000

All notices, elections, requests and demands required or permitted under this Agreement shall be in the English language. All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt of the same by personal delivery or otherwise, (ii) one (1) Business Day after being deposited with a nationally recognized overnight courier service as required above, (iii) upon delivery or rejection of delivery after being deposited in the United States mail as required above, or (iv) on the day sent if sent by facsimile with confirmation on or before 5:00 p.m. New York time on any Business Day or on the next Business Day if so delivered after 5:00 p.m. New York time or on any day other than a Business Day. Rejection or other refusal to accept or the inability to deliver because of changed address of

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which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

                           (e)      Entire Agreement. This Agreement constitutes
the entire and final agreement between Guarantor and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Guarantor and Lender.

                           (f)      No Waiver. No waiver of any term or
condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on Lender's part in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.

                           (g)      Successors and Assigns. This Agreement shall
be binding upon Guarantor and its successors and assigns of this Agreement and shall inure to the benefit of Lender and its successors and permitted assigns of the Loan Documents. Guarantor, without the prior written consent of Lender in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof, provided that such assignment shall not release Guarantor of its obligations hereunder.

                           (h)      Captions. All paragraph, section, exhibit
and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.

                           (i)      Counterparts. This Agreement may be executed
in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Agreement.

                           (j)      Severability. The provisions of this
Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

                           (k)      GOVERNING LAW. THIS NOTE SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER IN THE MANNER AND AT THE

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ADDRESS SPECIFIED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY WAIVES ANY
OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                           (l)      JURY TRIAL WAIVER. GUARANTOR AND LENDER AND
ALL PERSONS CLAIMING BY, THROUGH OR UNDER THEM, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR LENDER WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR AND LENDER HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF GUARANTOR AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

                           (m)      Counterclaims and Other Actions. Guarantor
hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender in connection with this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Agreement and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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                  IN WITNESS WHEREOF, Guarantor has executed this Guaranty of
Recourse Obligations as of the date first set forth above.

                                        GUARANTOR:

                                        ALEXANDER'S INC., a Delaware corporation

                                        By: /s/    Brian Kurtz
                                            ------------------------------------
                                            Name:  Brian Kurtz
                                            Title: Assistant Secretary

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